EXHIBIT 24


                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


                                                  /s/ DAVID L. BARNING
                                                  --------------------------
                                                  DIRECTOR

                                                  David L. Barning
                                                  --------------------------
                                                  Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


                                                 /s/ RICHARD J. BOND
                                                 --------------------------
                                                 DIRECTOR

                                                 Richard J. Bond
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ ALAN W. BRAUN
                                                 --------------------------
                                                 DIRECTOR

                                                 Alan W. Braun
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ WAYNE A. DAVIDSON
                                                 --------------------------
                                                 DIRECTOR

                                                 Wayne A. Davidson
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ LARRY E. DUNIGAN
                                                 --------------------------
                                                 DIRECTOR

                                                 Larry E. Dunigan
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ DAVID E. ECKERLE
                                                 --------------------------
                                                 DIRECTOR

                                                 David E. Eckerle
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ ANDREW E. GOEBEL
                                                 --------------------------
                                                 DIRECTOR

                                                 Andrew E. Goebel
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ PHELPS L. LAMBERT
                                                 --------------------------
                                                 DIRECTOR

                                                 Phelps P. Lambert
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                    /s/ RONALD B. LANKFORD
                                                    --------------------------
                                                    DIRECTOR

                                                    Ronald B. Lankford
                                                    --------------------------
                                                    Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                  /s/ LUCIEN H. MEIS
                                                  --------------------------
                                                  DIRECTOR

                                                  Lucien H. Meis
                                                  --------------------------
                                                  Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ LOUIS L. MERVIS
                                                 --------------------------
                                                 DIRECTOR

                                                 Louis L. Mervis
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ JOHN N. ROYSE
                                                 --------------------------
                                                 DIRECTOR

                                                 John N. Royse
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on her behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set her hand as of the day and year indicated below.



                                                /s/ MARJORIE Z. SOYUGENC
                                                --------------------------
                                                DIRECTOR

                                                Marjorie Z. Soyugenc
                                                --------------------------
                                                Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ KELLEY N. STANLEY
                                                 --------------------------
                                                 DIRECTOR

                                                 Kelley N. Stanley
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000

                                POWER OF ATTORNEY
                                -----------------


           KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Registrant"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint John S. Poelker and Jeffrey L. Knight, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute registration statements and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of securities of the Registrant with respect to the Permanent Bancorp, Inc. 1993 Stock Option and Incentive Plan; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and (c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Registrant to register its securities under and otherwise comply with the Act and the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and confirming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

           IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



                                                 /s/ CHARLES D. STORMS
                                                 --------------------------
                                                 DIRECTOR

                                                 Charles D. Storms
                                                 --------------------------
                                                 Printed Name

Dated:  August 30, 2000